Exhibit 24







                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                      Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                              500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                 4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                         150,000

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000
; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 1997.


                          By /s/ Henry B. Schacht
                             Name: Henry B. Schacht
                             Title: Chairman of the Board
                                    and Chief Executive Officer

                                                                 Exhibit 24







                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                  Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                            500,000

Octel Communications Corporation 1995
Incentive Stock Plan                               4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                       150,000

VMX, Inc. 1989 Stock Option Plan                   100,000

VMX, Inc. 1986 Stock Option Plan                   1,500

VMX, Inc. 1983 Stock Option Plan                   1,500

Opcom 1982 Incentive Stock Option Plan             1,000

AGCS Savings Plan                                  2,000,000

AGCS Hourly Savings Plan                           2,000,000
; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                         By /s/ Donald K. Peterson
                            Name:  Donald K. Peterson
                            Title: Executive Vice President
                                   and Chief Financial Officer

                                                                 Exhibit 24







                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                        Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                 500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                    4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                            150,000

VMX, Inc. 1989 Stock Option Plan                        100,000

VMX, Inc. 1986 Stock Option Plan                        1,500

VMX, Inc. 1983 Stock Option Plan                        1,500

Opcom 1982 Incentive Stock Option Plan                  1,000

AGCS Savings Plan                                       2,000,000

AGCS Hourly Savings Plan                                2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of August, 1997.


                                By /s/ Paul A. Allaire
                                   Name:  Paul A. Allaire
                                   Title: Director

                                                                 Exhibit 24








                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                             Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                      500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                         4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                                 150,000

VMX, Inc. 1989 Stock Option Plan                             100,000

VMX, Inc. 1986 Stock Option Plan                             1,500

VMX, Inc. 1983 Stock Option Plan                             1,500

Opcom 1982 Incentive Stock Option Plan                       1,000

AGCS Savings Plan                                            2,000,000

AGCS Hourly Savings Plan                                     2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                            By /s/ James S. Lusk
                               Name: James S. Lusk
                               Title: Vice President and Controller

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                            Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                    500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                       4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                               150,000

VMX, Inc. 1989 Stock Option Plan                           100,000

VMX, Inc. 1986 Stock Option Plan                           1,500

VMX, Inc. 1983 Stock Option Plan                           1,500

Opcom 1982 Incentive Stock Option Plan                     1,000

AGCS Savings Plan                                          2,000,000

AGCS Hourly Savings Plan                                   2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 1997.


                                By /s/ Carla A. Hills
                                   Name:  Carla A. Hills
                                   Title: Director

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                  500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                     4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                             150,000

VMX, Inc. 1989 Stock Option Plan                         100,000

VMX, Inc. 1986 Stock Option Plan                         1,500

VMX, Inc. 1983 Stock Option Plan                         1,500

Opcom 1982 Incentive Stock Option Plan                   1,000

AGCS Savings Plan                                        2,000,000

AGCS Hourly Savings Plan                                 2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                           By /s/ Drew Lewis
                              Name:  Drew Lewis
                              Title: Director

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                          Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                    500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                       4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                               150,000

VMX, Inc. 1989 Stock Option Plan                           100,000

VMX, Inc. 1986 Stock Option Plan                           1,500

VMX, Inc. 1983 Stock Option Plan                           1,500

Opcom 1982 Incentive Stock Option Plan                     1,000

AGCS Savings Plan                                          2,000,000

AGCS Hourly Savings Plan                                   2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of August, 1997.


                                By /s/ Richard A. McGinn
                                   Name:  Richard A. McGinn
                                   Title: Director

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                          Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                    500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                       4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                               150,000

VMX, Inc. 1989 Stock Option Plan                           100,000

VMX, Inc. 1986 Stock Option Plan                           1,500

VMX, Inc. 1983 Stock Option Plan                           1,500

Opcom 1982 Incentive Stock Option Plan                     1,000

AGCS Savings Plan                                          2,000,000

AGCS Hourly Savings Plan                                   2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                                By /s/ Paul H. O'Neill
                                   Name:  Paul H. O'Neill
                                   Title: Director

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                             Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                     500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                        4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                                150,000

VMX, Inc. 1989 Stock Option Plan                            100,000

VMX, Inc. 1986 Stock Option Plan                            1,500

VMX, Inc. 1983 Stock Option Plan                            1,500

Opcom 1982 Incentive Stock Option Plan                      1,000

AGCS Savings Plan                                           2,000,000

AGCS Hourly Savings Plan                                    2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of August, 1997.


                                By /s/ Donald S. Perkins
                                   Name:  Donald S. Perkins
                                   Title: Director

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                       Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                   4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                           150,000

VMX, Inc. 1989 Stock Option Plan                       100,000

VMX, Inc. 1986 Stock Option Plan                       1,500

VMX, Inc. 1983 Stock Option Plan                       1,500

Opcom 1982 Incentive Stock Option Plan                 1,000

AGCS Savings Plan                                      2,000,000

AGCS Hourly Savings Plan                               2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 1997.


                                By /s/ Franklin A. Thomas
                                   Name:  Franklin A. Thomas
                                   Title: Director

                                                                 Exhibit 24







                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                      Number of Shares
Octel Communications Corporation 1996
Supplemental Stock Plan                                500,000

Octel Communications Corporation 1995
Incentive Stock Plan                                   4,000,000

Octel Communications Corporation 1988
Directors' Stock Option Plan                           150,000

VMX, Inc. 1989 Stock Option Plan                       100,000

VMX, Inc. 1986 Stock Option Plan                       1,500

VMX, Inc. 1983 Stock Option Plan                       1,500

Opcom 1982 Incentive Stock Option Plan                 1,000

AGCS Savings Plan                                      2,000,000

AGCS Hourly Savings Plan                               2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                            By /s/ John A. Young
                                   Name:  John A. Young
                                   Title: Director